EXHIBIT 99
                                                                      ----------

DEC TABLES REPORT
Deal: MARM0204B    Bond Name: 2A

                Date                  2A                  2A                  2A                  2A                  2A
                                       0                  10                  25                  30                  50

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  88                  73                  68                  48
           9/25/2004                  97                  78                  53                  46                  23
           9/25/2005                  96                  69                  39                  31                  11
           9/25/2006                  94                  60                  28                  21                   5
           9/25/2007                  92                  53                  21                  15                   3
           9/25/2008                  90                  46                  15                  10                   1
           9/25/2009                  87                  40                  11                   7                   1
           9/25/2010                  85                  36                   8                   5                   *
           9/25/2011                  83                  31                   6                   3                   *
           9/25/2012                  80                  27                   4                   2                   *
           9/25/2013                  78                  24                   3                   1                   *
           9/25/2014                  75                  21                   2                   1                   *
           9/25/2015                  72                  18                   2                   1                   *
           9/25/2016                  69                  15                   1                   *                   *
           9/25/2017                  66                  13                   1                   *                   *
           9/25/2018                  63                  11                   1                   *                   *
           9/25/2019                  60                  10                   *                   *                   *
           9/25/2020                  56                   8                   *                   *                   *
           9/25/2021                  53                   7                   *                   *                   *
           9/25/2022                  49                   6                   *                   *                   *
           9/25/2023                  45                   5                   *                   *                   *
           9/25/2024                  41                   4                   *                   *                   *
           9/25/2025                  36                   3                   *                   *                   *
           9/25/2026                  32                   2                   *                   *                   0
           9/25/2027                  27                   2                   *                   *                   0
           9/25/2028                  22                   1                   *                   *                   0
           9/25/2029                  17                   1                   *                   *                   0
           9/25/2030                  11                   1                   *                   *                   0
           9/25/2031                   5                   *                   *                   *                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               18.31                7.32                3.21                2.62                1.38

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MARM0204B  30 year  5.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/10/2002   13:09:13
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 2A  Balance: 16,745,761 Coupon:    5.52520  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Index: coll_net_wac  Value: -1.00000  Current Coupon:  5.52520  Delay:  24
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 5.78  WAM: 359.00  Pricing Speed:  25.00  CPR (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          CPR          CPR          CPR          CPR          CPR
                      0.00        10.00        25.00        30.00        50.00




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        5.528        6.836        9.180       10.052       14.149
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            18.311        7.323        3.206        2.621        1.380
DURATION            10.571        4.811        2.363        1.973        1.087
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              8/32         8/32         8/32         8/32         3/25

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MARM0204A  30 year  5.3's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/10/2002   13:11:00
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 1A1  Balance: 28,800,000 Coupon:    5.30000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Index: coll_net_wac  Value: -1.00000  Current Coupon:  5.30000  Delay:  24
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 5.55  WAM: 359.00  Pricing Speed:  25.00  CPR (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          CPR          CPR          CPR          CPR          CPR
                      0.00        10.00        25.00        30.00        50.00




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        5.132        6.491        8.901        9.792       13.956
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            18.040        7.244        3.184        2.602        1.369
DURATION            10.785        4.840        2.363        1.971        1.083
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              8/32         8/32         8/32         8/32         8/26

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MARM0204A    Bond Name: 1A1

                Date                 1A1                 1A1                 1A1                 1A1                 1A1
                                       0                  10                  25                  30                  50

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  88                  73                  68                  47
           9/25/2004                  97                  78                  53                  46                  22
           9/25/2005                  96                  69                  38                  31                  10
           9/25/2006                  93                  60                  28                  21                   5
           9/25/2007                  91                  52                  21                  14                   3
           9/25/2008                  89                  46                  15                  10                   1
           9/25/2009                  87                  40                  11                   7                   1
           9/25/2010                  84                  35                   8                   5                   *
           9/25/2011                  82                  31                   6                   3                   *
           9/25/2012                  79                  27                   4                   2                   *
           9/25/2013                  76                  23                   3                   1                   *
           9/25/2014                  74                  20                   2                   1                   *
           9/25/2015                  71                  17                   2                   1                   *
           9/25/2016                  68                  15                   1                   *                   *
           9/25/2017                  65                  13                   1                   *                   *
           9/25/2018                  62                  11                   1                   *                   *
           9/25/2019                  58                   9                   *                   *                   *
           9/25/2020                  55                   8                   *                   *                   *
           9/25/2021                  51                   7                   *                   *                   *
           9/25/2022                  47                   6                   *                   *                   *
           9/25/2023                  43                   5                   *                   *                   *
           9/25/2024                  39                   4                   *                   *                   *
           9/25/2025                  35                   3                   *                   *                   *
           9/25/2026                  31                   2                   *                   *                   *
           9/25/2027                  26                   2                   *                   *                   *
           9/25/2028                  21                   1                   *                   *                   *
           9/25/2029                  16                   1                   *                   *                   *
           9/25/2030                  11                   1                   *                   *                   *
           9/25/2031                   5                   *                   *                   *                   *
           9/25/2032                   0                   0                   0                   0                   *
           9/25/2033                   0                   0                   0                   0                   *
           9/25/2034                   0                   0                   0                   0                   *
           9/25/2035                   0                   0                   0                   0                   *
           9/25/2036                   0                   0                   0                   0                   *
           9/25/2037                   0                   0                   0                   0                   *
           9/25/2038                   0                   0                   0                   0                   *
           9/25/2039                   0                   0                   0                   0                   *
           9/25/2040                   0                   0                   0                   0                   *
           9/25/2041                   0                   0                   0                   0                   *
           9/25/2042                   0                   0                   0                   0                   *

 Average Life(Years)               18.04                7.24                3.18                2.60                1.37

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MARM0204C    Bond Name: 3A

                Date                  3A                  3A                  3A                  3A                  3A
                                       0                  10                  25                  30                  50

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  88                  73                  68                  47
           9/25/2004                  97                  78                  53                  46                  23
           9/25/2005                  96                  69                  39                  31                  11
           9/25/2006                  94                  60                  28                  21                   5
           9/25/2007                  92                  53                  21                  15                   3
           9/25/2008                  90                  46                  15                  10                   1
           9/25/2009                  88                  41                  11                   7                   1
           9/25/2010                  85                  36                   8                   5                   *
           9/25/2011                  83                  31                   6                   3                   *
           9/25/2012                  80                  27                   4                   2                   *
           9/25/2013                  77                  24                   3                   1                   *
           9/25/2014                  75                  20                   2                   1                   *
           9/25/2015                  72                  18                   2                   1                   *
           9/25/2016                  69                  15                   1                   *                   *
           9/25/2017                  66                  13                   1                   *                   *
           9/25/2018                  62                  11                   1                   *                   *
           9/25/2019                  59                  10                   *                   *                   *
           9/25/2020                  55                   8                   *                   *                   *
           9/25/2021                  52                   7                   *                   *                   *
           9/25/2022                  48                   6                   *                   *                   *
           9/25/2023                  44                   5                   *                   *                   *
           9/25/2024                  40                   4                   *                   *                   *
           9/25/2025                  35                   3                   *                   *                   *
           9/25/2026                  31                   2                   *                   *                   *
           9/25/2027                  26                   2                   *                   *                   *
           9/25/2028                  21                   1                   *                   *                   *
           9/25/2029                  16                   1                   *                   *                   *
           9/25/2030                  11                   1                   *                   *                   *
           9/25/2031                   5                   *                   *                   *                   *
           9/25/2032                   0                   0                   0                   0                   *
           9/25/2033                   0                   0                   0                   0                   *
           9/25/2034                   0                   0                   0                   0                   *
           9/25/2035                   0                   0                   0                   0                   *
           9/25/2036                   0                   0                   0                   0                   *
           9/25/2037                   0                   0                   0                   0                   *
           9/25/2038                   0                   0                   0                   0                   *
           9/25/2039                   0                   0                   0                   0                   *
           9/25/2040                   0                   0                   0                   0                   *
           9/25/2041                   0                   0                   0                   0                   *
           9/25/2042                   0                   0                   0                   0                   *

 Average Life(Years)               18.20                7.31                3.21                2.62                1.38

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MARM0204C  30 year  5.3's          User ID: scutri          Deals Directory: /home/scutri/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/10/2002   14:55:39
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 3A  Balance: 144,750,000 Coupon:    5.26800  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Index: coll_net_wac  Value: -1.00000  Current Coupon:  0.00000  Delay:  24
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 5.52  WAM: 359.00  Pricing Speed:  25.00  CPR (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          CPR          CPR          CPR          CPR          CPR
                      0.00        10.00        25.00        30.00        50.00




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        5.277        6.723        9.108        9.965       13.962
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            18.198        7.307        3.205        2.620        1.379
DURATION            10.608        4.800        2.370        1.981        1.092
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              8/32         8/32         8/32         8/32         7/28

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.